UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2010

CNB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	000-13396	25-1450605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Second Street, PO Box 42, Clearfield, PA	16830
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (814) 765-9621

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 18, 2010, CNB Financial Corporation (the “Company”) issued a press release announcing that it has completed its offering of 3,365,853 shares of its common stock to the public at a price of $10.25 per share. A copy of the Company’s press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB FINANCIAL CORPORATION
(Registrant)

By:	/s/ Charles R. Guarino
	Name:	Charles R. Guarino
	Title:	Treasurer

Date: June 18, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 18, 2010.